                                                                          page 1

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-3 Owner Trust
                          10/1/2005 through 10/31/2005

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------

   (A) Total Portfolio Balance                                                              $1,370,797,951.15
   (B) Total Securities Balance                                                             $1,370,797,951.15
   (C) Class A-1 Notes
      (i)   Class A-1 Notes Balance                                                           $340,000,000.00
      (ii)  Class A-1 Notes Percentage (C(i)/B)                                                         24.80%
      (iii) Class A-1 Notes Rate                                                                      3.42005%
      (iv)  Class A-1 Notes Accrual Basis                                                          Actual/360
   (D) Class A-2 Notes
      (i)   Class A-2 Notes Balance                                                           $345,000,000.00
      (ii)  Class A-2 Notes Percentage (D(i)/B)                                                         25.17%
      (iii) Class A-2 Notes Rate                                                                        3.730%
      (iv)  Class A-2 Notes Accrual Basis                                                              30/360
   (E) Class A-3 Notes
      (i)   Class A-3 Notes Balance                                                           $440,000,000.00
      (ii)  Class A-3 Notes Percentage (E(i)/B)                                                         32.10%
      (iii) Class A-3 Notes Rate                                                                        3.870%
      (iv)  Class A-3 Notes Accrual Basis                                                              30/360
   (F) Class A-4 Notes
      (i)   Class A-4 Notes Balance                                                           $199,875,000.00
      (ii)  Class A-4 Notes Percentage (F(i)/B)                                                         14.58%
      (iii) Class A-4 Notes Rate                                                                        4.030%
      (iv)  Class A-4 Notes Accrual Basis                                                              30/360
   (G) Certificates
      (i)   Certificates Balance                                                               $45,922,951.15
      (ii)  Certificates Percentage (G(i)/B)                                                             3.35%
      (iii) Certificates Rate                                                                           4.030%
      (iv)  Certificates Accrual Basis                                                                 30/360
   (H) Servicing Fee Rate                                                                                1.00%
   (I) Portfolio Summary
      (i)   Weighted Average Coupon (WAC)                                                                3.93%
      (ii)  Weighted Average Original Maturity (WAOM)                                                   56.34 months
      (iii) Weighted Average Remaining Maturity (WAM)                                                   48.08 months
      (iv)  Number of Receivables                                                                      91,781
   (J) Reserve Fund
      (i)   Reserve Account Initial Deposit Percentage                                                    0.50%
      (ii)  Reserve Account Initial Deposit                                                     $6,853,989.76
      (iii) Specified Reserve Account Percentage                                                         0.50%
      (iv)  Specified Reserve Account Balance                                                   $6,853,989.76
   (K) Yield Supplement Account Deposit                                                        $51,925,384.50

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------

   (A) Total Portfolio Balance                                                              $1,199,397,133.57
   (B) Total Securities Balance                                                             $1,199,397,133.57
   (C) Cumulative Note and Certificate Pool Factor                                                  0.8749627
   (D) Class A-1 Notes
      (i)   Class A-1 Notes Balance                                                           $168,599,182.42
      (ii)  Class A-1 Notes Pool Factor                                                             0.4958799
      (iii) Class A-1 Notes Interest Carryover Shortfall                                                $0.00
      (iv)  Class A-1 Notes Principal Carryover Shortfall                                               $0.00
   (E) Class A-2 Notes
      (i)   Class A-2 Notes Balance                                                           $345,000,000.00
      (ii)  Class A-2 Notes Pool Factor                                                             1.0000000
      (iii) Class A-2 Notes Interest Carryover Shortfall                                                $0.00
      (iv)  Class A-2 Notes Principal Carryover Shortfall                                               $0.00
   (F) Class A-3 Notes
      (i)   Class A-3 Notes Balance                                                            $440,000,000.00
      (ii)  Class A-3 Notes Pool Factor                                                             1.0000000
      (iii) Class A-3 Notes Interest Carryover Shortfall                                                $0.00
      (iv)  Class A-3 Notes Principal Carryover Shortfall                                               $0.00
   (G) Class A-4 Notes
      (i)   Class A-4 Notes Balance                                                           $199,875,000.00
      (ii)  Class A-4 Notes Pool Factor                                                             1.0000000
      (iii) Class A-4 Notes Interest Carryover Shortfall                                                $0.00
      (iv)  Class A-4 Notes Principal Carryover Shortfall                                               $0.00
   (H) Certificates
      (i)   Certificates Balance                                                               $45,922,951.15
      (ii)  Certificates Pool Factor                                                                1.0000000
      (iii) Certificates Interest Carryover Shortfall                                                   $0.00
      (iv)  Certificates Principal Carryover Shortfall                                                  $0.00
   (I) Servicing Fee
      (i)   Servicing Fee Shortfall                                                                     $0.00
   (J) End of Prior Month Account Balances
      (i)   Reserve Account                                                                     $6,853,989.76
      (ii)  Yield Supplement Account                                                           $41,839,755.14
      (iii) Payahead Account                                                                            $0.00
      (iv)  Advances Outstanding                                                                  $346,674.40
   (K) Portfolio Summary as of End of Prior Month
      (i)   Weighted Average Coupon (WAC)                                                                3.93%
      (ii)  Weighted Average Remaining Maturity (WAM)                                                   44.31 months
      (iii) Number of Receivables                                                                      87,767
   (L) Note and Certificate Principal Distribution Percentages
      (i)   Note Percentage                                                                            100.00%
      (ii)  Certificate Percentage                                                                       0.00%

                                                                          page 2

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-3 Owner Trust
                          10/1/2005 through 10/31/2005

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------

   (A) Precomputed Contracts Principal
      (i)   Scheduled Principal Collections                                                             $0.00
      (ii)  Prepayments in Full                                                                         $0.00
      (iii) Prepayments in Full due to Repurchases                                                      $0.00
   (B) Precomputed Contracts Collections                                                                $0.00
   (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                           $0.00
   (D) Simple Interest Receivables Principal
      (i)   Principal Collections                                                              $28,883,962.51
      (ii)  Prepayments in Full                                                                $11,046,522.22
      (iii) Repurchased Receivables Related to Principal                                                $0.00
   (E) Simple Interest Receivables Interest
      (i)   Simple Interest Collections                                                         $3,851,685.92
   (F) Payment Advance for Precomputes
      (i)   Reimbursement of Previous Advances                                                          $0.00
      (ii)  Current Advance Amount                                                                      $0.00
   (G) Interest Advance for simple Interest - Net                                                  $10,649.49
   (H) Payahead Account
      (i)   Payments Applied                                                                            $0.00
      (ii)  Additional Payaheads                                                                        $0.00
   (I) Portfolio Summary as of End of Month
      (i)   Weighted Average Coupon (WAC)                                                                3.93%
      (ii)  Weighted Average Remaining Maturity (WAM)                                                   43.42 months
      (iii) Remaining Number of Receivables                                                            86,799
   (J) Delinquent Receivables

                                                                          # Units         Dollar Amount
                                                                       ------------   ---------------------
      (i)   31-60 Days Delinquent                                      1,771   2.04%  $24,525,609.44   2.12%
      (ii)  61-90 Days Delinquent                                        266   0.31%  $ 3,762,574.08   0.32%
      (ii)  91 Days or More Delinquent                                    43   0.05%     $574,443.31   0.05%
   (K) Vehicles Repossessed During Collection Period                      53   0.06%     $786,247.89   0.07%
   (L) Total Repossessed Vehicles in Inventory                            77   0.09%   $1,174,624.76   0.10%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------

   (A) Collection Account Investment Income                                                             $0.00
   (B) Reserve Account Investment Income                                                           $22,099.71
   (C) Yield Supplement Account Investment Income                                                 $138,732.08
   (D) Trust Fees Expense                                                                               $0.00
   (E) Aggregate Net Losses for Collection Period                                                  589,011.94
   (F) Liquidated Receivables Information
      (i)   Gross Principal Balance on Liquidated Receivables                                      907,018.21
      (ii)  Liquidation Proceeds                                                                   314,690.43
      (ii)  Recoveries from Prior Month Charge Offs                                                  3,315.84
   (G) Days in Accrual Period                                                                              31
   (H) Deal age                                                                                             5

                                              MONTHLY COLLECTIONS
                                              -------------------

V. INTEREST COLLECTIONS
-----------------------

   (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                    $3,862,335.41

VI. PRINCIPAL COLLECTIONS
-------------------------

   (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                              $39,930,484.73
   (B) Liquidation Proceeds  (IV(F(i)))                                                            314,690.43
   (C) Repurchased Loan Proceeds Related to Principal
       (III(A(iii)+D(iii)))                                                                              0.00
   (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                           3,315.84
                                                                                               --------------
   (E) Total Principal Collections (A+B+C+D)                                                   $40,248,491.00

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                                    $44,110,826.41
---------------------------------------------  ------------                                    --------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                  $2,326,242.71
------------------------------                                                                 --------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                          $46,437,069.12
-------------------------------------                                                          --------------

                                             MONTHLY DISTRIBUTIONS
                                             ---------------------

X. FEE DISTRIBUTIONS
--------------------

   (A) Servicing Fee
      (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                         $999,497.61
      (ii)  Servicing Fee Paid                                                                     999,497.61
                                                                                               --------------
      (iii) Servicing Fee Shortfall                                                                     $0.00
   (B) Reserve Account Investment Income (IV(B))                                                   $22,099.71
   (C) Yield Supplement Account Investment Income  (IV(C))                                              $0.00
   (D) Trust Fees Expense (IV(D))                                                                       $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------

   (A) Interest
      (i)   Class A-1 Notes
            (a) Class A-1 Notes Interest Due                                                      $496,531.85
            (b) Class A-1 Notes Interest Paid                                                      496,531.85
                                                                                               --------------
            (c) Class A-1 Notes Interest Shortfall                                                      $0.00
      (ii)  Class A-2 Notes
            (a) Class A-2 Notes Interest Due                                                    $1,072,375.00
            (b) Class A-2 Notes Interest Paid                                                    1,072,375.00
                                                                                               --------------
            (c) Class A-2 Notes Interest Shortfall                                                      $0.00
      (iii) Class A-3 Notes
            (a) Class A-3 Notes Interest Due                                                    $1,419,000.00
            (b) Class A-3 Notes Interest Paid                                                    1,419,000.00
                                                                                               --------------
            (c) Class A-3 Notes Interest Shortfall                                                      $0.00
      (iv)  Class A-4 Notes
            (a) Class A-4 Notes Interest Due                                                      $671,246.88
            (b) Class A-4 Notes Interest Paid                                                      671,246.88
                                                                                               --------------
            (c) Class A-4 Notes Interest Shortfall                                                      $0.00

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                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-3 Owner Trust
                          10/1/2005 through 10/31/2005

      (v)    Total Note Interest
             (a) Total Note Interest Due                                                        $3,659,153.73
             (b) Total Note Interest Paid                                                        3,659,153.73
                                                                                               --------------
             (c) Total Note Interest Shortfall                                                          $0.00
             (d) Reserve Account Withdrawal for Note Interest                                           $0.00
Amount available for distributions after Fees & Interest
(IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                                $41,778,417.78
   (B) Principal
      (i)    Noteholders' Principal Distribution Amounts                                       $40,837,502.94
      (ii)   Class A-1 Notes Principal
             (a) Class A-1 Notes Principal Due                                                 $40,837,502.94
             (b) Class A-1 Notes Principal Paid                                                 40,837,502.94
                                                                                               --------------
             (c) Class A-1 Notes Principal Shortfall                                                    $0.00
             (d) Reserve Account Withdrawal                                                             $0.00
      (iii)  Class A-2 Notes Principal
             (a) Class A-2 Notes Principal Due                                                          $0.00
             (b) Class A-2 Notes Principal Paid                                                          0.00
                                                                                               --------------
             (c) Class A-2 Notes Principal Shortfall                                                    $0.00
             (d) Reserve Account Withdrawal                                                             $0.00
      (iv)   Class A-3 Notes Principal
             (a) Class A-3 Notes Principal Due                                                          $0.00
             (b) Class A-3 Notes Principal Paid                                                          0.00
                                                                                               --------------
             (c) Class A-3 Notes Principal Shortfall                                                    $0.00
             (d) Reserve Account Withdrawal                                                             $0.00
      (v)    Class A-4 Notes Principal
             (a) Class A-4 Notes Principal Due                                                          $0.00
             (b) Class A-4 Notes Principal Paid                                                          0.00
                                                                                               --------------
             (c) Class A-4 Notes Principal Shortfall                                                    $0.00
             (d) Reserve Account Withdrawal                                                             $0.00
      (vi)   Total Notes Principal
             (a) Total Notes Principal Due                                                      40,837,502.94
             (b) Total Notes Principal Paid                                                     40,837,502.94
                                                                                               --------------
             (c) Total Notes Principal Shortfall                                                        $0.00
             (d) Reserve Account Withdrawal                                                             $0.00

XII. RESERVE FUND DEPOSIT
-------------------------

      Amount available for deposit into reserve account                                           $940,914.84
      Amount deposited into reserve account                                                              0.00
      Excess Amount Released from Reserve Account                                                        0.00
                                                                                               --------------
      Excess funds available to Certificateholders                                                 940,914.84
                                                                                               --------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------

   (A) Interest
      (i)    Certificate Monthly Interest Due                                                     $154,224.58
      (ii)   Certificate Interest Shortfall Beginning Balance                                           $0.00
                                                                                               --------------
      (iii)  Total Certificate Interest Due                                                       $154,224.58
      (iv)   Certificate Interest Paid                                                             154,224.58
                                                                                               --------------
      (v)    Certificate Interest Shortfall Ending Balance                                              $0.00
   (B) Principal
      (i)    Certificate Monthly Principal Due                                                          $0.00
      (ii)   Certificate Principal Shortfall Beginning Balance                                          $0.00
                                                                                               --------------
      (iii)  Total Certificate Principal Due                                                            $0.00
      (iv)   Certificate Principal Paid                                                                  0.00
                                                                                               --------------
      (v)    Certificate Principal Shortfall Ending Balance                                             $0.00
   (C) Release to Seller                                                                          $786,690.26

                                             DISTRIBUTIONS SUMMARY
                                             ---------------------

   (A) Total Collections                                                                       $46,437,069.12
   (B) Service Fee                                                                                $999,497.61
   (C) Trustee Fees                                                                                      0.00
   (D) Class A1 Amount                                                                         $41,334,034.79
   (E) Class A2 Amount                                                                          $1,072,375.00
   (F) Class A3 Amount                                                                          $1,419,000.00
   (G) Class A4 Amount                                                                            $671,246.88
   (H) Amount Deposited into Reserve Account                                                            $0.00
   (I) Certificateholders                                                                         $154,224.58
   (J) Release to seller                                                                          $786,690.26
   (K) Total amount distributed                                                                $46,437,069.12
   (L) Amount of Draw from Reserve Account                                                               0.00
   (M) Excess Amount Released from Reserve Account                                                       0.00

                                        PORTFOLIO AND SECURITY SUMMARY
                                        ------------------------------

XIV. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------

                                                                             Beginning             End
                                                                             of Period          of Period
                                                                        -----------------   -----------------
   (A) Balances and Principal Factors
      (i)    Aggregate Balance of Notes                                 $1,153,474,182.42   $1,112,636,679.48
      (ii)   Note Pool Factor                                                   0.8706287           0.8398050
      (iii)  Class A-1 Notes Balance                                       168,599,182.42      127,761,679.48
      (iv)   Class A-1 Notes Pool Factor                                        0.4958799           0.3757696
      (v)    Class A-2 Notes Balance                                       345,000,000.00      345,000,000.00
      (vi)   Class A-2 Notes Pool Factor                                        1.0000000           1.0000000
      (vii)  Class A-3 Notes Balance                                       440,000,000.00      440,000,000.00
      (viii) Class A-3 Notes Pool Factor                                        1.0000000           1.0000000
      (ix)   Class A-4 Notes Balance                                       199,875,000.00      199,875,000.00
      (x)    Class A-4 Notes Pool Factor                                        1.0000000           1.0000000
      (xi)   Certificates Balance                                           45,922,951.15       45,922,951.15
      (xii)  Certificates Pool Factor                                           1.0000000           1.0000000
      (xiii) Total Principal Balance of Notes and Certificates           1,199,397,133.57    1,158,559,630.63
   (B) Portfolio Information
      (i) Weighted Average Coupon (WAC)                                              3.93%               3.93%

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                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-3 Owner Trust
                          10/1/2005 through 10/31/2005

      (ii)  Weighted Average Remaining Maturity (WAM)                            44.31 months               43.42 months
      (iii) Remaining Number of Receivables                                     87,767                     86,799
      (iv)  Portfolio Receivable Balance                             $1,199,397,133.57          $1,158,559,630.63
   (C) Outstanding Advance Amount                                          $346,674.40                $357,323.89
   (D) Outstanding Payahead Balance                                              $0.00                      $0.00

                                              SUMMARY OF ACCOUNTS
                                              -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

   (A) Beginning Reserve Account Balance                                                            $6,853,989.76
   (B) Draws                                                                                                 0.00
      (i)   Draw for Servicing Fee                                                                           0.00
      (ii)  Draw for Interest                                                                                0.00
      (iii) Draw for Realized Losses                                                                         0.00
   (C) Excess Interest Deposited into the Reserve Account                                                    0.00
   (D) Reserve Account Balance Prior to Release                                                      6,853,989.76
   (E) Reserve Account Required Amount                                                               6,853,989.76
   (F) Final Reserve Account Required Amount                                                         6,853,989.76
   (G) Excess Reserve Account Amount                                                                         0.00
   (H) Release of Reserve Account Balance to Seller                                                          0.00
   (I) Ending Reserve Account Balance                                                                6,853,989.76

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------

   (A) Beginning Yield Supplement Account Balance                                                   41,839,755.14
   (B) Investment Earnings                                                                             138,732.08
   (C) Investment Earnings Withdraw                                                                          0.00
   (D) Additional Yield Supplement Amounts                                                                   0.00
   (E) Yield Supplement Deposit Amount                                                               2,326,242.71
   (F) Release of Yield Deposit Account Balance to Seller                                                    0.00
                                                                                                -----------------
   (G) Ending Yield Supplement Account Balance                                                      39,652,244.51

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------

   (A) Liquidated Contracts
      (i)   Liquidation Proceeds                                                                      $314,690.43
      (ii)  Recoveries on Previously Liquidated Contracts                                                3,315.84
   (B) Aggregate Net Losses for Collection Period                                                      589,011.94
   (C) Net Loss Rate for Collection Period (annualized)                                                      0.60%
   (D) Cumulative Net Losses for all Periods                                                           915,246.89
   (E) Delinquent Receivables

                                                                        # Units         Dollar Amount
                                                                     ------------   ---------------------
      (i)   30-59 Days Delinquent                                    1,771   2.04%  $24,525,609.44   2.12%
      (ii)  60-89 Days Delinquent                                      266   0.31%   $3,762,574.08   0.32%
      (ii)  90 Days or More Delinquent                                  43   0.05%     $574,443.31   0.05%

XVIII. REPOSSESSION ACTIVITY
----------------------------

                                                                         # Units        Dollar Amount
                                                                        ---------   ---------------------
   (A) Vehicles Repossessed During Collection Period                    53   0.06%     $786,247.89   0.07%
   (B) Total Repossessed Vehicles in Inventory                          77   0.09%   $1,174,624.76   0.10%

XIX.  TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-------------------------------------------------------------

   (A) Ratio of Net Losses to the Pool Balance as of Each
       Collection Period
      (i)   Second Preceding Collection Period                                                               0.04%
      (ii)  Preceding Collection Period                                                                      0.28%
      (iii) Current Collection Period                                                                        0.60%
      (iv)  Three Month Average (Avg(i,ii,iii))                                                              0.31%
   (B) Ratio of Balance of Contracts Delinquent 61 Days or More to
       the Outstanding Balance of Receivables.
      (i)   Second Preceding Collection Period                                                               0.36%
      (ii)  Preceding Collection Period                                                                      0.35%
      (iii) Current Collection Period                                                                        0.44%
      (iv)  Three Month Average (Avg(i,ii,iii))                                                              0.39%
   (C) Loss and Delinquency Trigger Indicator                                                Trigger was not hit.

I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

/s/ John I. Weisickle
------------------------------
Mr. John Weisickle
Vice President